                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported): JANUARY 31, 2002
                                                         ----------------


                     FIRST BANK CORPORATE CARD MASTER TRUST
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


       UNITED STATES                000-22781               41-1881896
       -------------                ---------               ----------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


              4325 17TH AVENUE S.W. FARGO, NORTH DAKOTA    58103
             ------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code: 701-461-3468
                                                            ------------

                                (NOT APPLICABLE)
                                ----------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

         Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, U.S. Bank Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of January 15, 2002, which monthly servicer's certificate is attached hereto as
         Exhibit 99.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (c.)  Exhibits (filed herewith)

              Exhibit 99  Monthly Servicer's Certificate dated January 30, 2002.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FIRST BANK CORPORATE CARD MASTER TRUST
                             By U.S. BANK NATIONAL ASSOCIATION ND, as Originator

                             By  /s/ Daryl Bible
                                 ---------------
                                 Daryl Bible
                                 Executive Vice President & Treasurer




DATE:  January 31, 2002
       ----------------

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               FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

                        U.S. BANK NATIONAL ASSOCIATION ND
              ----------------------------------------------------
                     FIRST BANK CORPORATE CARD MASTER TRUST
              ----------------------------------------------------

The information which is required to be prepared with respect to the Distribution Date of January 15, 2002 and with respect to the performance of the Trust during the related Collection Period(s).

Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

                                                                                                       January 15, 2002
Information Regarding the Current Distribution (Stated on the Basis of $1,000 Original
--------------------------------------------------------------------------------------
Certificate Principal Balance)
------------------------------

1.   Class A Monthly Principal                                                                    $                   -
                                                                                                 -----------------------

2.   Class B Monthly Principal                                                                    $                   -
                                                                                                 -----------------------

3.   Collateral Monthly Principal                                                                 $              470.00
                                                                                                 -----------------------

4.   Class A Monthly Interest                                                                     $                   -
                                                                                                 -----------------------

5.   Class A Deficiency Amounts                                                                   $                   -
                                                                                                 -----------------------

6.   Class A Additional Interest                                                                  $                   -
                                                                                                 -----------------------

7.   Class B Monthly Interest                                                                     $                   -
                                                                                                 -----------------------

8.   Class B Deficiency Amounts                                                                   $                   -
                                                                                                 -----------------------

9.   Class B Additional Interest                                                                  $                   -
                                                                                                 -----------------------

10.  Collateral Monthly Interest                                                                  $                1.81
                                                                                                 -----------------------

11.  Accrued and unpaid Collateral Monthly Interest                                               $                   -
                                                                                                 -----------------------

Information Regarding the Performance of the Trust
--------------------------------------------------

Principal Collections
(a)  Principal Collections allocated to the Class A Certificates                                  $      344,957,660.52
                                                                                                 -----------------------

(b)  Principal Collections allocated to the Class B Certificates                                  $        5,504,643.52
                                                                                                 -----------------------

(c)  Principal Collections allocated to the Collateral Investor Interest                          $       16,513,930.56
                                                                                                 -----------------------

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Trust Principal Component
(a)  Trust Principal Component as of the end of the related Collection Period(s)                  $      382,067,868.57
                                                                                                 -----------------------

(b)  Series 1997-1 Invested Amount as of the end of the related Transfer Date(s)                  $      411,117,000.00
                                                                                                 -----------------------

(c)  Series 1997-1 Adjusted Invested Amount as of the end of the related Transfer Date(s)         $      213,717,000.00
                                                                                                 -----------------------

(d)  Class A Invested Amount as of the end of the related Transfer Date(s)                        $      394,800,000.00
                                                                                                 -----------------------

(e)  Class A Adjusted Invested Amount as of the end of the related Transfer Date(s)               $      197,400,000.00
                                                                                                 -----------------------

(f)  Class B Invested Amount as of the end of the related Transfer Date(s)                        $        6,300,000.00
                                                                                                 -----------------------

(g)  Collateral Invested Amount as of the end of the related Transfer Date(s)                     $       10,017,000.00
                                                                                                 -----------------------

(h)  Floating Allocation Percentage with respect to the related Collection Period(s)                              84.57%
                                                                                                 -----------------------

(i)  Class A Floating Percentage with respect to the related Collection Period(s)                                 79.50%
                                                                                                 -----------------------

(j)  Class B Floating Percentage with respect to the related Collection Period(s)                                  1.27%
                                                                                                 -----------------------

(k)  Collateral Floating Percentage with respect to the related Collection Period(s)                               3.81%
                                                                                                 -----------------------

(l)  Fixed Allocation Percentage with respect to the related Collection Period(s)                                 84.57%
                                                                                                 -----------------------

(m)  Class A Fixed Percentage with respect to the related Collection Period(s)                                    79.50%
                                                                                                 -----------------------

(n)  Class B Fixed Percentage with respect to the related Collection Period(s)                                     1.27%
                                                                                                 -----------------------

(o)  Collateral Fixed Percentage with respect to the related Collection Period(s)                                  3.81%
                                                                                                 -----------------------

Delinquent Balances
The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Collection
Period(s):

                                                                                                   Aggregate Account
                                                                                                        Balance
                                                                                                 -----------------------
                          (a) 30-59 days:                                                         $        2,527,757.81
                          (b) 60-89 days:                                                         $          982,750.59
                          (c) 90-119 days:                                                        $          741,282.78
                          (d) 120-149 days:                                                       $          364,946.49
                          Total:                                                                  $        4,616,737.67

                                                                                                     Percentage of
                                                                                                   Total Receivables
                                                                                                 -----------------------
                          (a) 30-59 days:                                                                          0.65%
                          (b) 60-89 days:                                                                          0.25%
                          (c) 90-119 days:                                                                         0.19%
                          (d) 120-149 days:                                                                        0.09%
                          Total:                                                                                   1.18%


Investor Default Amount
(a) Investor Default Amount for the related Collection Period(s)                                  $          280,342.74
                                                                                                 -----------------------

(b) Class A Investor Default Amount for the related Collection Period(s)                          $          263,522.17
                                                                                                 -----------------------

(c) Class B Investor Default Amount for the related Collection Period(s)                          $            4,205.14
                                                                                                 -----------------------

(d) Collateral Investor Default Amount for the related Collection Period(s)                       $           12,615.42
                                                                                                 -----------------------

Investor Charge-Offs
(a) Aggregate Class A Investor Charge-Offs for the related Collection Period(s)                   $                   -
                                                                                                 -----------------------

(b) Class A Charge-Offs per $1,000 of original Certificate
    Principal Balance                                                                             $                   -
                                                                                                 -----------------------

(c) Aggregate Class B Investor Charge-Offs for the related Collection Period(s)                   $                   -
                                                                                                 -----------------------

(d) Class B Charge-Offs per $1,000 of original Certificate
    Principal Balance                                                                             $                   -
                                                                                                 -----------------------

(e) Aggregate Collateral Investor Charge-Offs for the related Collection Period(s)                $                   -
                                                                                                 -----------------------

(f) Collateral Charge-Offs per $1,000 of original Certificate
    Principal Balance                                                                             $                   -
                                                                                                 -----------------------

(g) Aggregate Class A Investor Charge-Offs reimbursed on the related
    Transfer Date(s)                                                                              $                   -
                                                                                                 -----------------------

(h) Class A Investor Charge-Offs reimbursed per $1,000 of original Certificate
    Principal Balance                                                                             $                   -
                                                                                                 -----------------------

(i) Aggregate Class B Investor Charge-Offs reimbursed on the related
    Transfer Date(s)                                                                              $                   -
                                                                                                 -----------------------

(j) Class B Investor Charge-Offs reimbursed per $1,000 of original Certificate
    Principal Balance                                                                             $                   -
                                                                                                 -----------------------

(k) Aggregate Collateral Investor Charge-Offs reimbursed on the related
    Transfer Date(s)                                                                              $                   -
                                                                                                 -----------------------

(l) Collateral Investor Charge-Offs reimbursed per $1,000 of original Certificate
    Principal Balance                                                                             $                   -
                                                                                                 -----------------------

Monthly Investor Servicing Fee
(a) Class A Servicing Fee payable for the related Collection Period(s)                            $          329,000.00
                                                                                                 -----------------------

(b) Class B Servicing Fee payable for the related Collection Period(s)                            $            5,250.00
                                                                                                 -----------------------

(c) Collateral Servicing Fee payable for the related Collection Period(s)                         $           15,750.00
                                                                                                 -----------------------

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Reallocations
(a) Reallocated Collateral Principal Collections with respect to
    the related Collection Period(s)                                                              $                   -
                                                                                                 -----------------------

(b) Reallocated Class B Principal Collections with respect to
    the related Collection Period(s)                                                              $                   -
                                                                                                 -----------------------

(c) Collateral Invested Amount as of this Distribution Date                                       $       10,017,000.00
                                                                                                 -----------------------

(d) Class B Invested Amount as of this Distribution Date                                          $        6,300,000.00
                                                                                                 -----------------------

Yield Collections and Net Interchange
(a) Aggregate Yield Collections (including Net Interchange)
    processed during the related Collection Period allocated
    in respect of the Class A Investor Certificate                                                $       13,372,960.32
                                                                                                 -----------------------

(b) Aggregate Yield Collections (including Net Interchange)
    processed during the related Collection Period allocated
    in respect of the Class B Investor Certificate                                                $          213,398.30
                                                                                                 -----------------------

(c) Aggregate Yield Collections (including Net Interchange)
    processed during the related Collection Period allocated
    in respect of the Collateral Investor Certificate                                             $          640,194.91
                                                                                                 -----------------------

Principal Funding Amount
(a) Principal amount in Principal Funding Account on the
    related Transfer Date                                                                         $      197,400,000.00
                                                                                                 -----------------------

(b) Deficit Controlled Accumulation Amount with respect
    to the related Collection Period(s)                                                           $                   -
                                                                                                 -----------------------

(c) Principal Funding Investment Proceeds deposited in the
    Collection Account on the related Transfer Date(s)                                            $                   -
                                                                                                 -----------------------

(d) Reserve Draw Amount deposited in the Collection Account
    on the related Transfer Date(s) from the Reserve Account                                      $                   -
                                                                                                 -----------------------

Reserve Draw Amount on the related Transfer Date(s)                                               $                   -
                                                                                                 -----------------------

Overconcentration Draw Amount on the related Transfer Date(s)                                     $                   -
                                                                                                 -----------------------

Available Funds
(a) Class A Available Funds on deposit in the Collection Account on the related
    Transfer Date(s)                                                                              $       13,094,724.59
                                                                                                 -----------------------

(b) Class B Available Funds on deposit in the Collection Account on the related
    Transfer Date(s)                                                                              $          208,958.37
                                                                                                 -----------------------

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(c) Collateral Available Funds on deposit in the Collection Account on the related
    Transfer Date(s)                                                                              $          626,875.11
                                                                                                 -----------------------

Portfolio Yield and Base Rate
(a) Portfolio Yield for the related Collection Period                                                             21.04%
                                                                                                 -----------------------

(b) Base Rate for the related Collection Period                                                                    7.37%
                                                                                                 -----------------------

Monthly Payment Rate                                                                                             101.93%
                                                                                                 -----------------------

Principal Payment Rate                                                                                           101.93%
                                                                                                 -----------------------

Gross Losses as a Percentage of Charge Volume & Fees                                                               0.94%
                                                                                                 -----------------------

Minimum Transferor's Percentage                                                                                   18.00%
                                                                                                 -----------------------


U.S. Bancorp Card Services, Inc.
Servicer

By:/s/Michael T. Scarseth
-------------------------
Name: Michael Scarseth

Title: Servicing Officer